AXA PREMIER FUNDS TRUST

AXA PREMIER LARGE CAP GROWTH FUND

AXA PREMIER LARGE CAP CORE EQUITY FUND

AXA PREMIER LARGE CAP VALUE FUND

AXA PREMIER SMALL/MID CAP GROWTH FUND

AXA PREMIER SMALL/MID CAP VALUE FUND

AXA PREMIER INTERNATIONAL EQUITY FUND

AXA PREMIER TECHNOLOGY FUND

AXA PREMIER HEALTH CARE FUND

AXA PREMIER CORE BOND FUND

AXA PREMIER MONEY MARKET FUND

SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2004

December 6, 2004

This supplement updates certain information contained in the prospectus, dated March 1, 2004, as supplemented, of AXA Premier Funds Trust (the “Trust”). You may obtain an additional copy of the prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, by calling 1-866-231-8585, or on the Internet at www.axapremierfunds.com. You should read this supplement in conjunction with the prospectus and retain it for future reference.

The purpose of this supplement is to notify you of (1) changes to the names of the AXA Premier Funds Trust and each of the AXA Premier Funds, (2) changes to the pricing structure of the Class A, Class B and Class C shares of the AXA Premier Funds and (3) other related changes. These changes will take effect on December 13, 2004 and will apply to new purchases of fund shares made on and after that date.

Each reference in the prospectus to the “AXA Premier Funds Trust” is replaced with “AXA Enterprise Multimanager Funds Trust” and each reference to the name of a fund is replaced with the corresponding new name set forth in the table below:

OLD NAME	NEW NAME
AXA PREMIER LARGE CAP GROWTH	AXA ENTERPRISE MULTIMANAGER GROWTH

AXA PREMIER LARGE CAP VALUE	AXA ENTERPRISE MULTIMANAGER VALUE

AXA PREMIER LARGE CAP CORE EQUITY	AXA ENTERPRISE MULTIMANAGER CORE EQUITY

AXA PREMIER SMALL/MID CAP GROWTH	AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP GROWTH

AXA PREMIER SMALL/MID CAP VALUE	AXA ENTERPRISE MULTIMANAGER SMALL/MID CAP VALUE

AXA PREMIER HEALTH CARE	AXA ENTERPRISE MULTIMANAGER HEALTH CARE

AXA PREMIER TECHNOLOGY	AXA ENTERPRISE MULTIMANAGER TECHNOLOGY

AXA PREMIER INTERNATIONAL EQUITY	AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY

AXA PREMIER CORE BOND	AXA ENTERPRISE MULTIMANAGER CORE BOND

AXA PREMIER MONEY MARKET	AXA ENTERPRISE MONEY MARKET II

Each reference in the prospectus to “The Equitable Life Assurance Society of the United States” or “Equitable” is replaced with “AXA Equitable Life Insurance Company” or “AXA Equitable,” respectively.

In the “Introduction,” the second sentence of the first paragraph is revised to include an asterisk at the end of the sentence and the following footnote is added at the bottom of the page:

*	On December 13, 2004, all Class A shares of the Trust then outstanding were renamed Class P shares, and the Trust began offering new Class A shares, as described in this Prospectus. Class P shares are no longer available for purchase, except through reinvestment of dividends and distributions on such shares and exchanges of Class P shares of other AXA Enterprise Funds as described in this Prospectus. Also on that date, Class Z shares of the Trust were renamed Class Y shares.

In the “Introduction,” the second to last sentence of the first paragraph is replaced in its entirety with the following:

Each fund (other than the Money Market Fund) has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment.

In the “Introduction,” the third paragraph is replaced in its entirety with the following:

The co-distributors for each fund are Enterprise Fund Distributors, Inc., AXA Advisors, LLC and AXA Distributors, LLC.

In the “Fund Performance” section that appears in the description of each fund (except for the Money Market Fund), the second paragraph is replaced in its entirety with the following:

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years of operations. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

For the AXA Premier Large Cap Growth Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	24.58%	-7.81%
Return After Taxes on Distributions*	24.58%	-7.93%
Return After Taxes on Distributions & Sale of Fund Shares*	15.97%	-6.68%
Class B—Return Before Taxes	25.09%	-7.95%
Return After Taxes on Distributions	25.09%	-7.96%
Return After Taxes on Distributions & Sale of Fund Shares	16.31%	-6.72%
Class C—Return Before Taxes	29.13%	-6.10%
Return After Taxes on Distributions	29.13%	-6.12%
Return After Taxes on Distributions & Sale of Fund Shares	18.94%	-5.17%
Class P—Return Before Taxes	23.78%	-7.98%
Return After Taxes on Distributions	23.78%	-8.09%
Return After Taxes on Distributions & Sale of Fund Shares	15.46%	-6.81%
Class Y—Return Before Taxes	31.35%	-5.12%
Return After Taxes on Distributions	31.31%	-5.31%
Return After Taxes on Distributions & Sale of Fund Shares	20.38%	-4.46%
Russell 1000 Growth Index**	29.75%	-3.27%

*

The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Large Cap Core Equity Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	22.86%	-3.16%
Return After Taxes on Distributions*	22.86%	-3.42%
Return After Taxes on Distributions & Sale of Fund Shares*	14.86%	-2.85%
Class B—Return Before Taxes	23.38%	-3.28%
Return After Taxes on Distributions	23.38%	-3.40%
Return After Taxes on Distributions & Sale of Fund Shares	15.20%	-2.86%
Class C—Return Before Taxes	27.25%	-1.35%
Return After Taxes on Distributions	27.25%	-1.47%
Return After Taxes on Distributions & Sale of Fund Shares	17.71%	-1.23%
Class P—Return Before Taxes	22.18%	-3.33%
Return After Taxes on Distributions	22.18%	-3.59%
Return After Taxes on Distributions & Sale of Fund Shares	14.42%	-2.99%
Class Y—Return Before Taxes	29.53%	-0.36%
Return After Taxes on Distributions	29.50%	-0.68%
Return After Taxes on Distributions & Sale of Fund Shares	19.19%	-0.52%
Standard and Poor’s 500 Index**	29.75%	-3.27%

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Large Cap Value Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	24.31%	-0.02%
Return After Taxes on Distributions*	24.31%	-0.47%
Return After Taxes on Distributions & Sale of Fund Shares*	15.95%	-0.31%
Class B—Return Before Taxes	25.13%	-0.04%
Return After Taxes on Distributions	25.13%	-0.26%
Return After Taxes on Distributions & Sale of Fund Shares	16.33%	-0.18%
Class C—Return Before Taxes	28.96%	1.94%
Return After Taxes on Distributions	28.96%	1.73%
Return After Taxes on Distributions & Sale of Fund Shares	18.83%	1.51%
Class P—Return Before Taxes	23.75%	-0.20%
Return After Taxes on Distributions	23.52%	-0.65%
Return After Taxes on Distributions & Sale of Fund Shares	15.43%	-0.46%
Class Y—Return Before Taxes	31.24%	2.96%
Return After Taxes on Distributions	30.88%	2.41%
Return After Taxes on Distributions & Sale of Fund Shares	20.30%	2.16%
Russell 1000 Value Index**	30.03%	4.81%

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Small/Mid Cap Growth Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	34.30%	-8.84%
Return After Taxes on Distributions*	34.30%	-8.84%
Return After Taxes on Distributions & Sale of Fund Shares*	22.29%	-7.46%
Class B—Return Before Taxes	35.33%	-8.98%
Return After Taxes on Distributions	35.33%	-8.98%
Return After Taxes on Distributions & Sale of Fund Shares	22.96%	-7.58%
Class C—Return Before Taxes	39.23%	-7.21%
Return After Taxes on Distributions	39.23%	-7.21%
Return After Taxes on Distributions & Sale of Fund Shares	25.50%	-6.09%
Class P—Return Before Taxes	33.54%	-9.01%
Return After Taxes on Distributions	33.54%	-9.01%
Return After Taxes on Distributions & Sale of Fund Shares	21.80%	-7.60%
Class Y—Return Before Taxes	41.71%	-6.19%
Return After Taxes on Distributions	41.71%	-6.19%
Return After Taxes on Distributions & Sale of Fund Shares	27.11%	-5.24%
Russell 2500 Growth Index**	46.31%	1.86%

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Small/Mid Cap Value Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	35.79%	0.12%
Return After Taxes on Distributions*	35.79%	-0.02%
Return After Taxes on Distributions & Sale of Fund Shares*	23.26%	-0.01%
Class B—Return Before Taxes	36.69%	0.04%
Return After Taxes on Distributions	36.69%	0.02%
Return After Taxes on Distributions & Sale of Fund Shares	23.85%	0.02%
Class C—Return Before Taxes	40.88%	2.02%
Return After Taxes on Distributions	40.88%	2.00%
Return After Taxes on Distributions & Sale of Fund Shares	26.57%	1.71%
Class P—Return Before Taxes	35.01%	-0.06%
Return After Taxes on Distributions	35.01%	-0.20%
Return After Taxes on Distributions & Sale of Fund Shares	22.75%	-0.15%
Class Y—Return Before Taxes	43.25%	3.05%
Return After Taxes on Distributions	43.18%	2.83%
Return After Taxes on Distributions & Sale of Fund Shares	28.11%	2.45%
Russell 2500 Value Index**	44.93%	14.29%

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier International Equity Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	28.72%	1.38%
Return After Taxes on Distributions*	28.49%	1.06%
Return After Taxes on Distributions & Sale of Fund Shares*	18.66%	0.96%
Class B—Return Before Taxes	29.34%	1.43%
Return After Taxes on Distributions	29.34%	1.34%
Return After Taxes on Distributions & Sale of Fund Shares	19.07%	1.16%
Class C—Return Before Taxes	33.34%	3.39%
Return After Taxes on Distributions	33.34%	3.30%
Return After Taxes on Distributions & Sale of Fund Shares	21.67%	2.82%
Class P—Return Before Taxes	27.90%	1.20%
Return After Taxes on Distributions	27.67%	0.87%
Return After Taxes on Distributions & Sale of Fund Shares	18.13%	0.81%
Class Y—Return Before Taxes	35.75%	4.45%
Return After Taxes on Distributions	35.39%	4.02%
Return After Taxes on Distributions & Sale of Fund Shares	23.23%	3.51%
Morgan Stanley Capital International EAFE Index**	38.59%	7.93%

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Technology Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	50.94%	-6.70%
Return After Taxes on Distributions*	50.94%	-6.75%
Return After Taxes on Distributions & Sale of Fund Shares*	33.11%	-5.70%
Class B—Return Before Taxes	53.04%	-6.80%
Return After Taxes on Distributions	53.04%	-6.82%
Return After Taxes on Distributions & Sale of Fund Shares	34.48%	-5.76%
Class C—Return Before Taxes	57.04%	-4.88%
Return After Taxes on Distributions	57.04%	-4.90%
Return After Taxes on Distributions & Sale of Fund Shares	37.08%	-4.14%
Class P—Return Before Taxes	50.00%	-6.86%
Return After Taxes on Distributions	50.00%	-6.92%
Return After Taxes on Distributions & Sale of Fund Shares	32.50%	-5.84%
Class Y—Return Before Taxes	59.53%	-3.96%
Return After Taxes on Distributions	59.51%	-4.06%
Return After Taxes on Distributions & Sale of Fund Shares	38.70%	-3.43%
Russell 1000 Technology Index**#	48.88%	-4.32%
Russell 1000 Index**	29.89%	0.88%

#	We believe that this index reflects more closely the market sectors in which the fund invests.

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Health Care Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	21.30%	-1.89%
Return After Taxes on Distributions*	21.30%	-1.98%
Return After Taxes on Distributions & Sale of Fund Shares*	13.84%	-1.66%
Class B—Return Before Taxes	21.58%	-1.99%
Return After Taxes on Distributions	21.58%	-2.00%
Return After Taxes on Distributions & Sale of Fund Shares	14.03%	-1.70%
Class C—Return Before Taxes	25.42%	0.03%
Return After Taxes on Distributions	25.42%	0.02%
Return After Taxes on Distributions & Sale of Fund Shares	16.52%	0.02%
Class P—Return Before Taxes	20.53%	-2.06%
Return After Taxes on Distributions	20.53%	-2.15%
Return After Taxes on Distributions & Sale of Fund Shares	13.34%	-1.81%
Class Y—Return Before Taxes	27.80%	1.04%
Return After Taxes on Distributions	27.78%	0.89%
Return After Taxes on Distributions & Sale of Fund Shares	18.07%	0.78%
Russell 1000 Healthcare Index**#	17.68%	-2.91%
Russell 1000 Index**	29.89%	0.88%

#	We believe that this index reflects more closely the market sectors in which the fund invests.

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

For the AXA Premier Core Bond Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A—Return Before Taxes*	-0.51%	-3.37%
Return After Taxes on Distributions*	-2.35%	1.32%
Return After Taxes on Distributions & Sale of Fund Shares*	-0.34%	1.64%
Class B—Return Before Taxes	-1.05%	3.37%
Return After Taxes on Distributions	-2.71%	1.49%
Return After Taxes on Distributions & Sale of Fund Shares	-0.69%	1.75%
Class C—Return Before Taxes	3.02%	5.29%
Return After Taxes on Distributions	1.36%	3.44%
Return After Taxes on Distributions & Sale of Fund Shares	1.95%	3.40%
Class P—Return Before Taxes	-0.03%	3.73%
Return After Taxes on Distributions	-1.88%	1.66%
Return After Taxes on Distributions & Sale of Fund Shares	-0.03%	1.94%
Class Y—Return Before Taxes	4.96%	6.37%
Return After Taxes on Distributions	2.92%	4.17%
Return After Taxes on Distributions & Sale of Fund Shares	3.20%	4.11%
Lehman Brothers Aggregate Bond Index**	4.10%	7.14%

*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

In the “Fund Performance” section that appears in the description of the Money Market Fund, the second paragraph is replaced in its entirety with the following:

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses.

For the Money Market Fund, replace the table that appears under the heading “Average Annual Total Returns” in its entirety with the following:

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception
Class A	1.00%	0.99%
Class B	0.24%	0.24%
Class C	0.24%	0.24%
Class P	1.00%	0.99%
Class Y	1.25%	1.24%
90 Day T-Bill	1.15%	1.46%

The “Fund Fees & Expenses” section is replaced in its entirety with the following:

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise
Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund, AXA Enterprise Multimanager
Small/Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager
Technology Fund, AXA Enterprise Multimanager Healthcare Fund and AXA Enterprise Multimanager Core Bond Fund

	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
Maximum sales charge (load)[1]	4.75%	5.00%	1.00%	5.50%	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[2]	None	None	5.50%[2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None [3]	5.00%[4]	1.00%[5]	None [6]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[7]	2.00%	2.00%	2.00%	2.00%	2.00%

(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2)	This sales charge varies depending upon how much you invest. See “Shareholder Account Information.” The maximum sales charge imposed on purchases of Class P shares of the Core Bond Fund is 4.50% of the offering price.

(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4)	This sales charge is imposed if you redeem Class B shares within one year or your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after you purchase them and will be subject to lower expenses. See “Shareholder Account Information.”

(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Shareholder Account Information.”

(6)	If you buy $1,000,000 or more of Class P Shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions on those shares.

(7)	If you redeem or exchange shares of the fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders.

AXA Enterprise Money Market Fund II	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
Maximum sales charge (load)	None	None	None	None	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[1]	None	None	None	None	None

(1)	When you exchange shares of another fund into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge will continue to run while you hold your shares of the Money Market Fund. If you redeem those shares of the Money Market Fund, the applicable CDSC will apply. See “Shareholder Account Information.”

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	AXA Enterprise Multimanager Growth Fund					AXA Enterprise Multimanager Core Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	4.73%	4.73%	4.73%	4.73%	4.73%	4.31%	4.31%	4.31%	4.31%	4.31%

Total operating expenses	6.18%	6.73%	6.73%	5.98%	5.73%	5.76%	6.31%	6.31%	5.56%	5.31%
Waiver/expense reimbursement**	(4.53)%	(4.53)%	(4.53%)	(4.53%)	(4.53)%	(4.11)%	(4.11)%	(4.11)%	(4.11)%	(4.11)%

Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.65%	2.20%	2.20%	1.45%	1.20%

	AXA Enterprise Multimanager Value Fund					AXA Enterprise Multimanager Small/Mid Cap Growth Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.20%	1.20%	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	4.55%	4.55%	4.55%	4.55%	4.55%	4.91%	4.91%	4.91%	4.91%	4.91%

Total operating expenses	6.00%	6.55%	6.55%	5.80%	5.55%	6.56%	7.11%	7.11%	6.36%	6.11%
Waiver/expense reimbursement**	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%

Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.90%	2.45%	2.45%	1.70%	1.45%

	AXA Enterprise Multimanager Small/Mid Cap Value Fund					AXA Enterprise Multimanager International Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	3.98%	3.98%	3.98%	3.98%	3.98%	5.62%	5.62%	5.62%	5.62%	5.62%

Total operating expenses	5.63%	6.18%	6.18%	5.43%	5.18%	7.22%	7.77%	7.77%	7.02%	6.77%
Waiver/expense reimbursement**	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%

Net operating expenses***	1.90%	2.45%	2.45%	1.70%	1.45%	2.10%	2.65%	2.65%	1.90%	1.65%

	AXA Enterprise Multimanager Technology Fund					AXA Enterprise Multimanager Health Care Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	7.71%	7.71%	7.71%	7.71%	7.71%	5.85%	5.85%	5.85%	5.85%	5.85%

Total operating expenses	9.46%	10.01%	10.01%	9.26%	9.01%	7.60%	8.15%	8.15%	7.40%	7.15%
Waiver/expense reimbursement**	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%

Net operating expenses***	2.15%	2.70%	2.70%	1.95%	1.70%	2.15%	2.70%	2.70%	1.95%	1.70%

	AXA Enterprise Multimanager Core Bond Fund					AXA Enterprise Money Market Fund II****
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.00%	0.00%	0.00%	0.25%	0.00%
Other expenses	1.30%	1.30%	1.30%	1.30%	1.30%	2.50%	2.50%	2.50%	2.50%	2.50%

Total operating expenses	2.45%	3.00%	3.00%	2.25%	2.00%	3.00%	3.00%	3.00%	3.25%	3.00%
Waiver/expense reimbursement**	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%

Net operating expenses***	1.25%	1.80%	1.80%	1.05%	0.80%	0.70%	0.70%	0.70%	0.95%	0.70%

*	Because the Class A shares have no operating history prior to the date of this Prospectus, “Other expenses” are based on estimated amounts for the current fiscal period.

**	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of each fund through February 28, 2005 (“Expense Reimbursement Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after February 28, 2005. For more information on the Expense Limitation Agreement, see “Management Team—The Manager and the Sub-advisers—Expense Limitation Agreement”

***	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class B, Class C, Class P and Class Y shares for the fiscal year ended October 31, 2003 were 2.17%, 2.17%, 1.42% and 1.17% for Growth Fund, 2.19%, 2.19%, 1.44% and 1.19% for Core Equity Fund, 2.10%, 2.10%, 1.35% and 1.10% for Value Fund, 2.27%, 2.27%, 1.52% and 1.27% for Small/Mid Cap Growth Fund, 2.43%, 2.43%, 1.68% and 1.43% for Small/Mid Cap Value Fund, 2.61%, 2.61%, 1.86% and 1.61% for International Equity Fund, 2.67%, 2.67%, 1.92% and 1.67% for Technology Fund, 2.69%, 2.69%, 1.94% and 1.69% for Health Care Fund, 1.80%, 1.80%, 1.05% and 0.80% for Core Bond Fund and 1.70%, 1.70%, 0.95% and 0.70% for Money Market Fund.

****	The maximum distribution and/or service (12b-1) fees for the Money Market Fund are 0.45% for Class A shares and 1.00% for Class B and Class C shares. There are no distribution and/or service (12b-1) fees for Class Y shares. Under an arrangement approved by the Trust’s Board of Trustees, the Class A, Class B and Class C shares of the Money Market Fund will not pay any distribution and/or service fees at least through February 28, 2006. The expenses of the Class B and Class C shares of the Money Market Fund have been restated from the expenses for these classes for the last fiscal year to reflect that these classes currently are not subject to the distribution and/or service (12b-1) fee.

Example

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	AXA Enterprise Multimanager Growth Fund							AXA Enterprise Multimanager Core Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$635	$723	$223	$323	$223	$689	$122
3 years	$1,837	$1,983	$1,583	$1,583	$1,583	$1,848	$1,303	$1,760	$1,903	$1,503	$1,503	$1,503	$1,772	$1,221
5 years	$3,011	$3,096	$2,896	$2,896	$2,896	$2,985	$2,467	$2,869	$2,951	$2,751	$2,751	$2,751	$2,841	$2,313
10 years	$5,828	$5,985	$5,985	$5,985	$5,985	$5,729	$5,303	$5,567	$5,728	$5,728	$5,728	$5,728	$5,464	$5,014

	AXA Enterprise Multimanager Value Fund							AXA Enterprise Multimanager Small/Mid Cap Growth Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$659	$748	$248	$348	$248	$713	$148
3 years	$1,804	$1,949	$1,549	$1,549	$1,549	$1,816	$1,268	$1,927	$2,076	$1,676	$1,676	$1,676	$1,938	$1,399
5 years	$2,951	$3,034	$2,834	$2,834	$2,834	$2,924	$2,401	$3,156	$3,244	$3,044	$3,044	$3,044	$3,130	$2,623
10 years	$5,717	$5,877	$5,877	$5,877	$5,877	$5,617	$5,181	$6,065	$6,219	$6,219	$6,219	$6,219	$5,970	$5,565

	AXA Enterprise Multimanager Small/Mid Cap Value Fund							AXA Enterprise Multimanager International Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$659	$748	$248	$348	$248	$713	$148	$678	$768	$268	$368	$268	$732	$168
3 years	$1,758	$1,901	$1,501	$1,501	$1,501	$1,769	$1,218	$2,062	$2,215	$1,815	$1,815	$1,815	$2,073	$1,542
5 years	$2,843	$2,924	$2,724	$2,724	$2,724	$2,815	$2,285	$3,385	$3,477	$3,277	$3,277	$3,277	$3,360	$2,869
10 years	$5,496	$5,658	$5,658	$5,658	$5,658	$5,393	$4,936	$6,445	$6,593	$6,593	$6,593	$6,593	$6,356	$5,985

	AXA Enterprise Multimanager Technology Fund							AXA Enterprise Multimanager Health Care Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$683	$773	$273	$373	$273	$737	$173	$683	$773	$273	$373	$273	$737	$173
3 years	$2,454	$2,620	$2,220	$2,220	$2,220	$2,465	$1,960	$2,133	$2,288	$1,888	$1,888	$1,888	$2,144	$1,618
5 years	$4,072	$4,176	$3,976	$3,976	$3,976	$4,048	$3,607	$3,509	$3,604	$3,404	$3,404	$3,404	$3,484	$3,003
10 years	$7,524	$7,653	$7,653	$7,653	$7,653	$7,453	$7,181	$6,649	$6,793	$6,793	$6,793	$6,793	$6,563	$6,211

	AXA Enterprise Multimanager Core Bond Fund							AXA Enterprise Money Market Fund II
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$596	$683	$183	$283	$183	$552	$82	$72	$72	$72	$72	$72	$97	$72
3 years	$1,093	$1,215	$815	$815	$815	$1,011	$511	$710	$710	$710	$710	$710	$785	$710
5 years	$1,615	$1,672	$1,472	$1,472	$1,472	$1,496	$967	$1,374	$1,374	$1,374	$1,374	$1,374	$1,498	$1,374
10 years	$3,042	$3,233	$3,233	$3,233	$3,233	$2,829	$2,231	$3,154	$3,154	$3,154	$3,154	$3,154	$3,391	$3,154

(1)	Assumes redemption at end of period.

(2)	Assumes no redemption at end of period.

Under “Management Team – The Manager and The Subadvisers,” replace the section entitled “Expense Limitation Agreement” in its entirety with the following:

Expense Limitation Agreement

In the interest of limiting until February 28, 2005 the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUNDS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
AXA Enterprise Multimanager Core Equity Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Growth Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Value Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Small/Mid Cap Growth Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager Small/Mid Cap Value Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager International Equity Fund	2.10%	2.65%	2.65%	1.90%	1.65%
AXA Enterprise Multimanager Technology Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Health Care Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Core Bond Fund	1.25%	1.80%	1.80%	1.05%	0.80%
AXA Enterprise Money Market Fund II	0.70%	0.70%	0.70%	0.95%	0.70%

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

Replace the sections entitled “Fund Services,” “Investing in the Funds,” “How Sales Charges are Calculated,” “It’s Easy to Open an Account,” “Buying Shares,” “Selling Shares,” “Selling Shares in Writing,” “Exchanging Shares,” and “Restrictions on Buying, Selling and Exchanging Shares” in their entirety with the following:

SHAREHOLDER ACCOUNT INFORMATION

Selecting a Share Class

Each fund offers four classes of shares through this Prospectus: Class A, B, C and Y shares. This Prospectus also describes Class P shares of the fund. However, Class P shares are no longer available for investment. Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

The table below summarizes the key features of each class of shares. They are described in more detail below.

	Class A	Class B	Class C	Class P	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	No longer available for investment, except through reinvestment of dividends and distributions and exchanges from Class P shares of another fund.	Available only to certain types of investors purchasing $1,000,000 or more.

Initial Sales Charge?	Yes (except for Money Market Fund Class A shares, which carry no sales charge). Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	Yes. You pay a sales charge when you buy fund shares. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.

Contingent Deferred Sales Charge (“CDSC”)?	No. (However, we will charge a CDSC if you sell within two years of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	Yes (excludes initial purchases of shares in the Money Market Fund). Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes (excludes initial purchases of shares in the Money Market Fund). Payable if you redeem your shares within one year of purchase.	No. (However, we will charge a CDSC if you sell within one year of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	No.

Distribution and Service Fees?	0.45% distribution and service fee (except for Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.25% service fee.	No.

Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.	No.

If you redeem or exchange shares of a fund (excluding redemptions or exchanges from the Money Market Fund and excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. Please refer to “Transaction and Account Policies” for more detail.

Enterprise Fund Distributors, Inc., AXA Advisors LLP and AXA Distributors LLP (the “Co-Distributors”), each of which is an affiliate of AXA Equitable, the Manager of the Trust, are the principal underwriters for shares of the funds. In addition to distribution and service fees paid by the funds under the Class A, Class B, Class C and Class P distribution and service plans, the Co-Distributors (or one of their affiliates) may make payments out of their own resources to provide additional compensation to dealers and other persons, including affiliates, who sell shares of the funds and other mutual funds distributed by the Co-Distributors. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. The additional payments to such dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these broker-dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the funds attributable to a particular intermediary.

Additional compensation also may include promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares.

If you hold shares through a brokerage account, your broker-dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker-dealer will provide you with specific information about any processing or servicing fees you will be charged.

Class A Shares — Initial Sales Charge Option

If you select Class A shares of any fund other than the Money Market Fund, you will pay a sales charge at the time of purchase. Initial purchases of Class A shares of the Money Market Fund are not subject to a sales charge unless and until the shares are exchanged into Class A shares of another fund. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class A shares of another fund, an initial sales charge will apply to the Class A purchase. The sales charges applicable to Class A shares for all funds other than the Money Market Fund are based on the following schedule:

Your Investment[1]	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price[2]
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999	3.75%	3.90%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.00%
$500,000 up to $999,999[3]	2.00%	2.04%	1.50%
$1,000,000 and up3	None	None	1% of the first $4.99 million; 0.75% of amounts from $5 – 19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.

(1)	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.

(2)	From time to time, the Co-Distributors may hold special promotions for specified periods during which the Co-Distributors may reallow dealers up to the full sales charges shown above. In addition, the Co-Distributors may sponsor sales contests and provide to all qualifying dealers, from their own profits and resources, additional compensation in the form of trips or merchandise. The Co-Distributors will provide additional compensation to dealers in connection with sales of shares of the funds and other mutual funds distributed by the Co-Distributors, as described above.

(3)	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 24 months from the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Co-Distributors will compensate dealers in connection with purchases of Class A shares.

If you purchase Class A shares of any fund other than the Money Market Fund, you will also pay a distribution and service fee at an annual rate of 0.45% of the average daily net assets attributable to Class A shares of each fund. There is no distribution and service fee for Class A shares of the Money Market Fund.

Class B Shares — CDSC Option

If you select Class B shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B shares of a fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Co-

Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class B shares over $100,000.

Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class B shares of another fund.

The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase Order Was Accepted	Applicable Class B Contingent Deferred Sales Charge
One year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Class C — CDSC Option

If you select Class C shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class C shares within one year of purchase, you will be required to pay a CDSC of 1.00%, which will be deducted from your redemption proceeds. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another fund. If you own Class C shares of a fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Co-Distributors use the money that they receive from the CDSC and the distribution fees to reimburse their expenses of providing distribution-related services to the funds.

The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class P Shares — Initial Sales Charge Option

The price that you pay when you buy Class P shares is their net asset value plus a sales charge, which varies depending upon the size of your purchase and the fund you buy shares of. The Money Market Fund does not have a sales charge. Please note that Class P shares are no longer available for investment.

Class P Sales Charges for:

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise
Multimanager Value Fund, AXA Enterprise Multimanager Small/Mid Cap Growth Fund, AXA Enterprise Multimanager
Small/Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager
Technology Fund, and AXA Enterprise Multimanager Health Care Fund
Your Investment	As a Percentage of Offering Price	As a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 – $99,999	4.75%	4.99%	4.25%
$100,000 up to $249,999	3.75%	3.90%	3.25%
$250,000 up to $499,999	2.75%	2.83%	2.50%
$500,000 up to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class P Sales Charges for AXA Enterprise Multimanager Core Bond Fund:

Your Investment	As a Percentage of Offering Price	As a Percentage of Amount Invested	Dealer Discount or Agency Fee as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to $249,999	3.50%	3.63%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.25%
$500,000 up to $999,999	1.75%	1.78%	1.50%
$1,000,000 and up*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class Y Shares

Each fund offers Class Y shares through this Prospectus for the minimum initial purchase amount of $1,000,000. Class Y shares do not bear a sales charge, distribution or service fee. Class Y shares are offered exclusively for sale to a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization, investment company registered under the 1940 Act, certain wrap account clients of broker-dealers, employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee, present or former trustee of the Trust or their spouse or minor child or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative, or other financial institutional buyers.

Determination of the CDSC

Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC will be charged upon the exchange of shares from one fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

Class B and Class C shareholders of a fund may exchange their shares for Class B or Class C shares of the Money Market Fund. Exchanges from a fund other than the Money Market Fund will continue to be subject to the CDSC schedule of the fund from which the exchange was made, but will reflect the time the shares are held in the Money Market Fund.

The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of a fund’s Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values (500 shares), the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share multiplied by the number of shares redeemed – $500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

Class A Initial Sales Charge Waivers

You may qualify for a reduction or waiver of the Class A initial sales charge, but you or your financial advisor must provide us with certain information at the time of purchase in order to take advantage of such reductions or waivers.

There are a number of ways you can lower your initial sales charge on purchases of Class A shares, including:

•

Letter of Intent. You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table above. The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation. You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

•	Purchases by Members of Certain Organizations. You may be entitled to a reduced sales charge on purchases of Class A shares of a fund if you are a member of an association, fraternal group, franchise organization or union that has entered into an agreement with a Co-Distributor allowing members of such organizations to purchase Class A shares at a sales load equal to 75% of the applicable sales charge. Organizations participating in this program must meet certain minimum requirements established by the Co-Distributors, including minimum numbers of participants or assets. To receive this discount, you or your financial advisor must notify us at the time of your additional investment of your membership in the relevant organization and provide us with appropriate documentation.

The following individuals and institutions may purchase Class A shares without an initial sales charge:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the funds’ distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Co-Distributors that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

CDSC Waivers

Your CDSC will be waived in connection with:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by certain plans, including participant-directed retirement plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), Individual Retirement Accounts (IRA) under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans.

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum.

•	Redemption of shares of a shareholder (including a registered joint owner) who has died.

•	Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

•	Redemptions under a fund’s systematic withdrawal plan up to an annual maximum of 10% of the net asset value of the account (only for Class B shares).

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½.

•	Required minimum distributions from an IRA.

Conversion of Class B Shares

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Reinstatement Privilege

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The fund may modify or terminate the reinstatement privilege at any time.

Purchasing, Redeeming and Exchanging Shares

The charts below summarize how to purchase, redeem and exchange shares of the funds.

How to Purchase Shares	Important Information about Purchasing Shares
Important Information about Procedures for Opening a New Account	To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

Select the fund and the share class appropriate for you	Be sure to read this prospectus carefully.

Determine how much you would like to invest

The minimum initial investment for the funds (except Class Y shares of the funds) is $2,000 for each fund except for:

•      Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•      Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Co-Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each fund.

•      Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•      529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

•      Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•      Corporate retirement plans, such as 401(k) and 403(b) plans

In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Have your securities dealer submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is received by the AXA Enterprise Shareholder Services Division of the fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”). All purchases made by check should be in U.S. dollars and made payable to AXA Enterprise Multimanager Funds Trust, or in the case of a retirement account, the custodian or trustee. Third-party checks and money orders will not be accepted.

Receive Sales Load Discount or Waiver	There are special purchase plans and arrangements that may allow you to reduce or eliminate any applicable sales charges. See “Class A Initial Sales Charge Reductions and Waivers,” “CDSC Waivers,” and “Reinstatement Privilege” above for more information.

Receive Rights of Accumulation Discount	You are entitled to a reduced sales charge on additional purchases if the value of your existing aggregate holdings equals $100,000 or more. (See “Shareholder Account Information — Class A Shares — Initial Sales Charge Option” in the prospectus for more information.) To determine the discount, fund share holdings of your immediate family, accounts you control as a single investor or trustee of similar accounts will be totaled when you notify AXA Enterprise of the applicable accounts.

Acquire additional shares through the Automatic Reinvestment Plan	Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to Money Market Fund dividends invested in another fund.

Participate in the Automatic Bank Draft Plan	Your bank account may be debited monthly for automatic investment into one or more of the funds for each class (other than Class Y).

Acquire Additional Shares through the Automatic Purchase Plan	If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

Participate in the Automatic Dollar Cost Averaging Plan	You may have your shares automatically invested on a monthly basis into the same class of one or more of the funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum investment requirements of $1,000,000.

Participate in a Retirement Plan	You may use shares of the funds to establish a Profit Sharing Plan, Money Purchase Plan, Traditional IRA, Roth IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a fund and other investment plans which have been approved by the Internal Revenue Service. The Co-Distributors pay the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please contact your financial advisor or AXA Enterprise at 1-800-432-4320.

How to Redeem Your Shares	Important Information about Redeeming Your Shares
Have your investment dealer submit your redemption order	The redemption price of your shares is based on the next calculation of net asset value after your order is received.

Call the Transfer Agent at 1-800-368-3527

You may redeem your shares by telephone if you have authorized this service. If you make a telephone redemption request, you must furnish:

•      the name and address of record of the registered owner,

•      the account number and tax ID number,

•      the amount to be redeemed, and

•      the name of the person making the request.

Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise account, you can have the proceeds sent via the ACH system to your bank. Provided you call by 4:00 p.m. Eastern Standard Time, you will receive the closing price of the day that you call, and the money will be sent to your bank account within one to five days.

Write the Transfer Agent at:	You may redeem your shares by sending in a written request. If you own share certificates, they must accompany the written request.

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

You must obtain a signature guarantee if:

•      the total redemption proceeds exceed $50,000,

•      the proceeds are to be sent to an address other than the address of record, or

•      the proceeds are to be sent to a person other than the registered holder.

You can generally obtain a signature guarantee from the following sources:

•      a member firm of a domestic securities exchange;

•      a commercial bank;

•      a savings and loan association;

•      a credit union; or

•      a trust company.

Corporations, executors, administrators, trustees or guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.

Payment of Proceeds In General	The funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the investment being redeemed has been in the account for seven calendar days. The funds may suspend the redemption privilege or delay sending redemption proceeds for more than seven days during any period when the New York Stock Exchange is closed or an emergency warranting such action exists as determined by the SEC.

Receipt of Proceeds By Wire	For a separate $10 charge, you may request that your redemption proceeds be wired. If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. If you authorize the Transfer Agent to accept telephone wire requests, any authorized person may make such requests at 1-800-368-3527. However, on a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire redemption, shares can be sold and the proceeds sent by federal wire transfer to previously designated bank accounts. Otherwise, proceeds normally will be sent to the designated bank account the following business day. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.

Use of Check Writing

If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000. You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing the Optional Features section of the account application.

The funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another fund on which a CDSC was applicable. The funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.

Participate in the Bank Purchase and Redemption Plan	You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

Participate in a Systematic Withdrawal Plan	If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account.

You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The funds will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The CDSC will be waived on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The funds may amend the terms of a systematic withdrawal plan on 30 days’ notice. You or the funds may terminate the plan at any time.

How to Exchange Your Shares	Important Information about Exchanging Your Shares

Select the fund into which you want to exchange. Be sure to read the prospectus describing the fund into which you want to exchange

You can exchange your shares of a fund for the same class of shares of any other fund.

No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the fund by early redemptions that may disrupt effective management of the fund. It may be modified or discontinued at any time or from time to time. The fund will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date for shares held in your account.

If you are not subject to the minimum investment requirement of $1,000,000, and your exchange results in the opening of a new account in a fund, you are subject to the minimum investment requirement of $2,000. Original investments in the Money Market Fund which are transferred to other funds are considered purchases rather than exchanges.

Call the Transfer Agent at 1-800-368-3527

If you authorize the Transfer Agent to act upon telephone exchange requests, you or anyone who can provide the Transfer Agent with account registration information may exchange by telephone.

If you exchange your shares by telephone, you must furnish:

•      the name of the fund you are exchanging from,

•      the name and address of the registered owner,

•      the account number and tax i.d. number,

•      the dollar amount or number of shares to be exchanged,

•      the fund into which you are exchanging, and

•      the name of the person making the request.

Write the Transfer Agent at: AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

To exchange by letter, you must state:

•      the name of the fund you are exchanging from,

•      the account name(s) and address,

•      the account number,

•      the dollar amount or number of shares to be exchanged, and

•      the fund into which you are exchanging.

You must also sign your name(s) exactly as it appears on your account statement.

Log on to www.axapremierfunds.com	To make an exchange, log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

TRANSACTION AND ACCOUNT POLICIES

Execution of Requests

The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Co-Distributors or the fund may reject any order. From time to time, the funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

The funds normally pay redemption proceeds in cash. However, if a fund determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make payment of redemption proceeds wholly or partly in cash, the fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

Exchanges and Redemptions

The funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any fund until shares have been held in that fund for at least seven days. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

In addition, if a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange order that could involve actual or potential harm to the fund.

If you redeem or exchange shares of a fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the fund for the benefit of the remaining shareholders to mitigate the costs caused to the funds by early redemptions that may disrupt effective management of the funds. If the short-term trading fee is $50 or less, it will not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved wrap program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The funds will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as “market timing”) may use a variety of strategies to avoid detection and, despite the efforts of the funds to prevent excessive or short-term trading, there is no guarantee that the funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers’ trading activity in shares of the funds on an individual basis. Consequently, the funds may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. The funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a short-term trading fee on such investor. In addition, the fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.

While the funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the funds may adversely affect fund performance and the interests of long-term investors. When market timing occurs, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, if a fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets may allow a shareholder engaging in a market timing strategy to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.

If a fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the fund reserves the right to refuse any exchange or purchase order that could involve actual or potential harm.

Short-Term Trading Fee Exemptions

The fund’s short-term trading fee will not be charged on the following redemption transactions:

(1)	redemptions effectuated pursuant to an automatic non-discretionary allocation and rebalancing program held in a wrap program with which the funds, its Manager or Co-Distributors, have an agreement;

(2)	redemptions requested within the short-term trading fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

(3)	redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

(4)	redemptions representing shares re-registration of an account converted from another share class of the same fund (in which case the short-term trading fee period will carry over to the acquired shares);

(5)	redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which the Manager or one of its affiliates is responsible for providing participant recordkeeping services;

(6)	redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the short-term trading fee (as determined by the funds or their agents in their sole discretion); and

(7)	redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by the share redemptions, in the event of the liquidation of a fund).

In addition, the funds reserve the right to waive or impose the short-term trading fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the short-term trading fee is imposed prospectively only after notice is provided).

These short-term trading fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the short-term trading fee pursuant to the terms above to modify their systems to facilitate the imposition of the short-term trading fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund’s shareholders may not be subject to the short-term trading fee.

Small Accounts

For accounts with balances under $1,000, an annual service charge of $35 per account registration per fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts. These exclusions apply only to accounts held directly with the fund. In 2005, the account minimum balance will increase to $1,500.

If your account balance drops to $500 or less, a fund may close out your account and mail you the proceeds. You will always be given at least 45 days’ written notice to give you time to add to your account and avoid redeeming your shares.

In the “Financial Highlights” section, replace the first paragraph in its entirely with the following and change all references to Class A and Class Z shares in the financial highlights tables that follow to Class P and Class Y, respectively:

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. No information is presented for the Class A shares of the funds because they had no operations prior to the date of this prospectus. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and disbursements).

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